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Exhibit 10.115

AMENDMENT TO THE
EMPLOYMENT AGREEMENT

        This Amendment Agreement, made as of the 28th day of November, 2001 is between ATC Healthcare, Inc (formerly Staff Builders, Inc.) (the "Company") and Stephen Savitsky (the "Employee").

        WHEREAS, the Company and the Employee entered into an Employment Agreement, dated as of June 1, 1987, amended by Agreement dated October 31, 1991 and further amended by Agreement dated December 7, 1992 (the "Agreement"); and further amended by Agreement dated October 20, 1999; and

        WHEREAS, the parties now desire to further amend the Agreement as provided herein;

        NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.
Section 3(a) of the Agreement, relating to compensation, is hereby amended such that the Employee's base salary will be $201,625.

2.
Section 4, relating to duties is hereby amended such that the Employee will serve as Chairman of the Board and will provide advice and guidance to the Company on key issues.

        Except as expressly amended herein, all other terms, conditions, agreements, representations and warranties contained in the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written:

ATC HEALTHCARE, INC.
By	/s/ DAVID SAVITSKY Name: David Savitsky Title: President
EMPLOYEE
/s/ STEPHEN SAVITSKY Stephen Savitsky

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  Exhibit 10.115
AMENDMENT TO THE EMPLOYMENT AGREEMENT